Other liabilities and provisions	6 Months Ended
Jun. 30, 2024
Other liabilities and provisions
Other liabilities and provisions

12.   Other liabilities and provisions

	At June 30,	At December 31,
	2024	2023
	$'m	$'m
Other liabilities
Non-current	18	33
Provisions
Current	21	37
Non-current	13	11
	52	81

Other liabilities

Earnout shares

AGSA has a contingent right to receive up to 60.73 million additional shares in the Company (the “Earnout Shares”). The Earnout Shares are issuable by AMPSA to AGSA subject to attainment of certain share price hurdles, with equal amounts of shares at $13, $15, $16.50, $18, and $19.50, respectively, over a five-year period ending on January 31, 2027. In accordance with IAS 32 “Financial Instruments: Presentation”, the arrangement has been assessed to determine whether the Earnout Shares represent a liability or an equity instrument. As the arrangement may result in AMPSA issuing a variable number of shares in the future, albeit capped at a total of 60.73 million shares, the Earnout Shares have, in accordance with the requirements of IAS 32, been recognized as a financial liability measured at fair value in the consolidated interim financial statements. A valuation assessment was performed for the purpose of determining the financial liability using a Monte Carlo simulation using key data inputs for: share price hurdles; risk-free rate (5%) (December 31, 2023: risk-free rate 4%); and traded closing AMP share price, with estimates of volatility (47%) (December 31, 2023: volatility 49%) and dividend yield. The estimated valuations of the liability at June 30, 2024, and December 31, 2023, were $7 million and $23 million, respectively. Changes in the fair market valuation of the Earnout Shares of $16 million have been reflected as exceptional finance income within net finance expense for the six months ended June 30, 2024 (June 30, 2023: $49 million). Any increase or decrease in volatility of 5% would result in an increase or decrease in the liability as at June 30, 2024, of approximately $4 million (December 31, 2023: $10 million).

Warrants

AMP warrants are exercisable for the purchase of ordinary shares in AMPSA at an exercise price of $11.50 over a five-year period. In accordance with IAS 32, those warrants have been recognized as a financial liability measured at fair value in the consolidated interim financial statements. For certain warrants issued to the former sponsors of Gores Holdings V, Inc. (“Private Warrants”) a valuation was performed for the purpose of determining the financial liability. The valuation applied a Black Scholes model, using a key data input for the risk-free rate (5%) (December 31, 2023: risk-free rate 4%), with estimates for volatility (47%) (December 31, 2023: volatility 49%) and dividend yield. All other outstanding warrants (“Public Warrants”) were valued using the traded closing prices of the AMP warrants. The estimated valuations of the liability at June 30, 2024, and December 31, 2023, were $1 million and $2 million, respectively. Changes in the valuation of the Public and Private Warrants of $1 million have been reflected as exceptional finance income within net finance expense for the six months ended June 30, 2024 (June 30, 2023: $5 million). Any increase or decrease in volatility of 5% would not result in a significant change in the fair value of the Private Warrants at June 30, 2024 (December 31, 2023: $nil).

Put and call arrangements

In conjunction with the NOMOQ acquisition (note 8), the Group has entered into put and call option arrangements for the acquisition of the outstanding non-controlling interest (“NCI”), part of which are treated as a compensation arrangement for accounting purposes, and could result in future payments to the holders of such NCI, depending on the future performance of NOMOQ. The Group has recognized the fair value of the obligation at June 30, 2024 of $10 million (December 31, 2023: $8 million) within other liabilities and provisions.